                         H&Q LIFE SCIENCES INVESTORS
                         ---------------------------



                                   [GRAPHIC]


                                   [GRAPHIC]


                                   [GRAPHIC]



                               SEMIANNUAL REPORT

                                 MARCH 31, 2001

                To our Shareholders:

At quarter-end on March 31, 2001, the net asset value of your Fund was $22.43 per share. Performance data for the fiscal year and the quarter ended March 31 compared to the indices is as follows:

                                    FISCAL YEAR TO DATE    QUARTER ENDED
                                     9/30/00 - 3/31/01        3/31/01
                                     -----------------        -------
Net Asset Value                           -35.6%              -20.5%
Dow Jones Industrial Average               -7.3%               -8.4%
NASDAQ Industrials                        -39.9%              -17.1%
Russell 2000                              -13.6%               -6.8%

The collateral damage to other over-the-counter stocks from the declines in electronic and e-trade equities in the quarter ended March 31 is reflected in these performance data. Of some encouragement is the somewhat improved performance of life sciences stocks relative to the NASDAQ index toward the end of the quarter.

The overall state of the economy and the levels of common stock valuation seem to us to still be fragile. For example, consumer sentiment polls seem to present a positive outlook. That seems inconsistent with the fact that almost every announcement of corporate earning disappointment is coupled with a layoff announcement. Under such conditions, how long are consumers going to continue to spend beyond their incomes? Corporate and consumer debt are at record levels.

The Federal Reserve Board appears convinced that the wealth effect of the level of the stock market has to be sustained by lower interest rates to assure continued consumer confidence. While consumers are roughly two-thirds of the economy, it is troubling that the capital expenditure portion of the economy (and electronic equipment, computers, communications equipment, semi-conductors etc. are cyclically sensitive capital items) is in apparent recession. Perhaps we, as a country, have over the last several years added all the productivity that we can utilize until the next major technology product cycles come along.

We are, therefore, concerned about the general valuation levels of the market and, from our experience, believe that there is no way even a specialized portfolio such as your Fund's can be totally immune to the effects of any future general decline in the overall market. Accordingly, we are maintaining a larger than historic liquid asset position in anticipation of future opportunities to purchase good companies at depressed valuations in this sector. We believe the portfolio companies currently held already represent value at the current price levels of their stocks, especially in view of our expectations of their fundamental outlook.

We continue to believe that it is important to keep in mind the differences in the long-term business models of the companies meeting the investment objectives of your Fund as compared to other types of "technology". While the development risks are high and attainment of FDA market approvals are a challenge, patent positions are generally more enforceable and product life cycles, especially in therapeutic products, are much longer. Market demand for approved products that improve the human condition usually is very responsive soon after introduction.

In the quarter, our venture investment activity included follow-on commitments in Ceres, CytoLogix, KVM Technologies and Sontra Medical. The Fund also made new private investments in two public companies, ENDOCARDIAL SOLUTIONS and Orthovita, at discounts to their public market prices and in one new private company, Novacept. NOVACEPT has an innovative minimally invasive catheter system to treat excessive menstrual bleeding that appears to be a dramatic improvement over currently available therapies for a large patient population.

In no way are our expectations diminished that the future value creation from the inventions in biotechnology and genomics, instrumentation and devices and the growth of the life sciences sector will lead to vast improvements in the span and quality of life and present significant investment opportunities in the future.


                                             /s/ Alan G. Carr

                                                 Alan G. Carr
                                                 President

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                                 PRIVACY NOTICE

     If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management, the Funds' investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

     If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                                   PORTFOLIO
                              AS OF MARCH 31, 2001

[CHART]

                                                RESTRICTED
AGRI/ENVIRONMENTAL                     1.47%       2.10%
BIOTECHNOLOGY                          9.66%      49.30%
CROs                                   0.00%       0.60%
DIAGNOSTICS                            2.23%       5.20%
INFORMATION SERVICES                   0.59%       0.60%
MANAGED CARE                           0.87%       0.90%
MEDICAL SPECIALTY                      5.29%      11.40%
MEDICAL SUPPLIES                       1.16%       2.10%
PHARMACEUTICALS                        2.28%      15.50%
LIQUID ASSETS                          0.00%      12.40%

                           H&Q LIFE SCIENCES INVESTORS
                           ---------------------------

                                LARGEST HOLDINGS
                              AS OF MARCH 31, 2001

                                                        % of Net Assets
                                                        ---------------
Biovail                                                      6.72%
Cubist Pharmaceuticals                                       6.36%
Gilead Sciences                                              4.96%
CV Therapeutics                                              3.92%
ImClone Systems                                              3.58%
Celgene                                                      3.56%
Genzyme                                                      3.49%
Molecular Devices                                            2.69%
Martek Biosciences                                           2.67%
Scios                                                        2.61%


                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                          QUARTER ENDED MARCH 31, 2001

                                                UNITS HELD       UNITS HELD
PURCHASES                                        12/31/00         3/31/01
----------------------                           --------         -------
Ceres (Restricted) Promissory Note                     $0         $72,000
Ceres (Restricted) Series D                             0         174,200
Endocardial Solutions (Restricted)                      0         666,666
KVM Technologies (Restricted) Cvt. Note          $610,000        $700,000
Novacept (Restricted)                                   0         421,052
Orthovita (Restricted)                                  0         680,000
Sontra Medical (Restricted) Promissory Note            $0        $120,000
Transkaryotic Therapies                            54,238         117,638

SALES
----------------------
Amgen                                              50,000               0
Cytyc                                             291,456         109,956
Gene Logic                                         90,000               0
Genzyme Biosurgery                                 91,247          59,706
Interpore Cross                                   200,000         198,800

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                            SCHEDULE OF INVESTMENTS
                                 March 31, 2001
                                  (UNAUDITED)

               CONVERTIBLE SECURITIES - 17.6% OF NET ASSETS

    SHARES   CONVERTIBLE PREFERRED - 15.5%                               VALUE
   --------                                                           ----------
              AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 1.4%
    250,000    Ceres (Restricted) Series C*                           $1,500,000
    174,200    Ceres (Restricted) Series D*                            1,045,200
    177,778    EPR (Restricted) Series A*                                266,667
              BIOTECHNOLOGY - 6.0%
    266,667    ACADIA Pharmaceuticals (Restricted) Series E*           2,000,003
  1,212,121    Raven biotechnologies (Restricted) Series B*            2,000,000
     30,920    Therion Biologics (Restricted) Series A*                  115,950
     28,991    Therion Biologics (Restricted) Sinking Fund*              108,716
  1,150,000    Triad Therapeutics (Restricted) Series A*               2,300,000
    550,000    Triad Therapeutics (Restricted) Series B*               1,100,000
    615,385    Zyomyx (Restricted) Series B*                           2,461,540
    400,000    Zyomyx (Restricted) Series C*                           1,600,000
              DIAGNOSTICS - 2.1%
    322,168    CytoLogix (Restricted) Series A*                        1,626,948
    151,420    CytoLogix (Restricted) Series B*                          764,671
    130,000    Masimo (Restricted) Series D*                           1,430,000
  1,149,425    Sontra Medical (Restricted) Series A*                     310,345
              MANAGED CARE - 0.5%
    225,989    KVM Technologies (Restricted) Series B*                 1,000,001
              MEDICAL SPECIALTY - 2.0%
    500,000    AbTox (Restricted) Series F*                                5,000
    711,111    Novatrix (Restricted) Series D*                             7,111
    426,439    Songbird Hearing (Restricted) Series D*                 1,999,999
    434,782    TherOx (Restricted) Series H*                           1,999,997
              MEDICAL SUPPLIES - 1.2%
     75,000    InterVentional Technologies (Restricted) Series F*        187,500
     35,000    InterVentional Technologies (Restricted) Series G*         87,500
    281,250    LocalMed (Restricted) Series D*                             2,813
    421,052    Novacept (Restricted) Series D*                         1,999,997
              PHARMACEUTICALS/DRUG DELIVERY - 2.3%
    141,177    Advanced Medicine (Restricted) Series C*                1,270,593
    133,334    Advanced Medicine (Restricted) Series D-1*              1,200,006
    932,488    Galileo Laboratories (Restricted) Series F*             2,000,000
                                                                     -----------
                                                                     $30,390,557
                                                                     -----------


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                            SCHEDULE OF INVESTMENTS
                                 March 31, 2001
                                  (continued)

  PRINCIPAL  CONVERTIBLE SECURITIES - CONTINUED
   AMOUNT    CONVERTIBLE BONDS AND NOTES - 2.1%                          VALUE
  ---------                                                          -----------
              AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 0.0%
    $72,000    Ceres (Restricted) 7% Prom. Note due 2001                 $72,000
              BIOTECHNOLOGY - 1.5%
  4,200,000    CuraGen (Restricted) 6% Cvt. Deb. due 2007              2,877,000
              DIAGNOSTICS - 0.1%
    120,000    Sontra (Restricted) 8% Prom. Note due 2002                120,000
              INFORMATION SERVICES - 0.0%
  1,053,262    FitForAll.com (Restricted) 10% Prom. Note due 2003            105
              MANAGED CARE - 0.4%
    700,000    KVM Technologies (Restricted) Adj. Cvt.
                Note due 2001                                            700,000
              MEDICAL SPECIALTY - 0.1%
    120,000     AbTox (Restricted) 12% Prom. Note due 2001               120,000
                                                                     -----------
                                                                      $3,889,105
                                                                     -----------

                TOTAL CONVERTIBLE SECURITIES
                (Cost $37,372,011)                                   $34,279,662
                                                                     -----------

    SHARES    COMMON STOCKS - 70.2%
   --------
              AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 0.6%
     57,032     Catalytica Energy Systems*                            $1,194,108
     20,833     Envirogen*                                                22,135
     38,000     Verdant Brands*                                              950
                                                                     -----------
                                                                      $1,217,193
                                                                     -----------

              BIOTECHNOLOGY - 42.0%
               BIOPHARMACEUTICALS - 35.7%
    282,620     BioTransplant*                                        $1,501,419
        925     BioTransplant (Restricted) Warrants*                       2,926
      3,297     BioTransplant (Restricted) Warrants*                       2,596
     13,500     BioTransplant (Restricted) Warrants*                      10,631
    279,600     Celgene*                                               6,990,000
    106,600     Cor Therapeutics*                                      2,398,500
    145,071     Corixa*                                                1,160,568
    407,449     Cubist Pharmaceuticals*                                9,982,501
    133,333     Cubist Pharmaceuticals (Restricted) Warrants*          2,521,660
    233,484     CV Therapeutics*                                       7,704,972
     76,000     Genzyme*                                               6,865,080
    300,000     Gilead Sciences*                                       9,750,000
    212,000     ImClone Systems*                                       7,035,750
    120,000     MedImmune*                                             4,305,000
    126,315     Pharming Group*                                          943,582
    146,982     Therion Biologics (Restricted)*                          551,183


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                            SCHEDULE OF INVESTMENTS
                                 March 31, 2001
                                  (continued)

    SHARES    BIOTECHNOLOGY - CONTINUED                                 VALUE
   --------                                                         ------------
    160,000     Therion Biologics (Restricted) Units*                    600,000
    117,638     Transkaryotic Therapies*                               2,066,017
    135,135     Tularik*                                               2,567,565
    300,000     Versicor*                                              2,418,750
    118,776     Versicor (Restricted)*                                   718,227
              GENOMICS/DRUG DISCOVERY - 6.3%
     40,000     Affymetrix*                                            1,112,500
    247,463     Dyax*                                                  1,979,704
    126,000     Exelixis*                                              1,094,625
    150,000     Lynx Therapeutics*                                     1,263,281
    116,307     Molecular Devices*                                     5,291,969
    296,428     Telik*                                                 1,537,720
                                                                    ------------
                                                                     $82,376,726
                                                                    ------------
              CONTRACT RESEARCH ORGANIZATIONS - 0.6%
     61,500     Quintiles Transnational*                              $1,160,813
                                                                    ------------
                                                                      $1,160,813
                                                                    ------------
              DIAGNOSTICS - 3.0%
    356,249     Biofield*                                               $131,812
    400,000     Biofield (Restricted)*                                   118,400
    436,417     Calypte Biomedical*                                      279,307
    109,956     Cytyc*                                                 1,814,274
     90,000     Digene*                                                1,372,500
     98,000     IDEXX Laboratories*                                    2,149,875
    130,000     Masimo Labs (Restricted)*                                  1,300
                                                                    ------------
                                                                      $5,867,468
                                                                    ------------
              INFORMATION SERVICES - 0.6%
  3,339,409     Codman Group (Restricted)*                              $333,941
    204,139     Physician WebLink (Restricted)*                          800,317
    101,283     Physician WebLink (Restricted) Warrants*                  10,128
                                                                    ------------
                                                                      $1,144,386
                                                                    ------------
              MEDICAL SPECIALTY - 9.3%
    254,546     ATS Medical*                                          $2,450,005
    107,100     Bioject Medical Technologies*                          1,171,406
     67,898     Biopure*                                                 903,892
      5,555     Biopure (Restricted) Warrants*                             6,562
    135,373     Curis*                                                   501,303
    666,666     Endocardial Solutions (Restricted)*                    2,249,998
    118,591     Focal*                                                    74,119
     59,706     Genzyme Biosurgery*                                      328,383


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------


                            SCHEDULE OF INVESTMENTS
                                 March 31, 2001
                                  (continued)

    SHARES    MEDICAL SPECIALTY - CONTINUED                             VALUE
   --------                                                         ------------
    198,800     Interpore Cross*                                         832,475
    338,815     Martek Biosciences*                                    5,251,633
    680,000     Orthovita (Restricted)*                                4,016,284
    132,000     Radiance Medical Systems*                                474,375
                                                                    ------------
                                                                     $18,260,435
                                                                    ------------
              MEDICAL SUPPLIES - 0.9%
    430,000     EP MedSystems*                                          $967,500
     68,728     KeraVision*                                                3,780
    215,043     Landec*                                                  779,531
                                                                    ------------
                                                                      $1,750,811
                                                                    ------------
              PHARMACEUTICALS/DRUG DELIVERY - 13.2%
    125,000     Aradigm*                                                $718,750
    365,424     Biovail*                                              13,205,040
     59,500     Emisphere Technologies*                                  851,594
    223,000     Scios*                                                 5,129,000
    140,000     Sepracor*                                              4,480,000
     30,000     Teva Pharmaceutical Industries                         1,638,750
                                                                    ------------
                                                                     $26,023,134
                                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $71,853,267)                                    $137,800,966
                                                                    ------------
              TOTAL INVESTMENTS IN SECURITIES
              (Cost $109,225,278)                                   $172,080,628
                                                                    ============

  PRINCIPAL
    AMOUNT    TEMPORARY CASH INVESTMENTS - 13.7%                        VALUE
   --------                                                          -----------
 $3,300,000     American Express Credit, 5.00%, due 4/10/01           $3,295,875
  8,700,000     Ford Motor Credit Corp., 4.79%, due 4/12/01            8,687,266
  5,000,000     General Electric Capital Corp., 4.94%,
                  due 4/2/01                                           4,999,314
 10,000,000     General Motors Acceptance Corp., 4.80%,
                  due 4/16/01                                          9,980,000
                                                                     -----------
              TOTAL TEMPORARY CASH INVESTMENTS                       $26,962,455
                                                                     ===========

-----------------
* Non income-producing security (see Notes 1 and 5).


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                                 BALANCE SHEET
                                 March 31, 2001
                                  (UNAUDITED)

ASSETS:
  Investments in securities, at value (identified cost
    $109,225,278; see Schedule of Investments)
    (Notes 1, 3 and 5)                                              $172,080,628

  Temporary cash investments, at amortized cost
    which approximates value (see Schedule of
    Investments) (Note 1)                                             26,962,455
                                                                    ------------
      Total investments                                             $199,043,083
                                                                    ------------
  Cash                                                                 1,203,019
  Dividends and interest receivable                                       43,225
  Prepaid expenses                                                       306,465
                                                                    ------------
      Total assets                                                  $200,595,792
                                                                    ------------

LIABILITIES:
  Capital gains distribution payable                                  $3,747,853
  Accrued advisory fees (Note 4)                                         248,931
  Other accrued expenses                                                  91,439
                                                                    ------------
      Total liabilities                                               $4,088,223
                                                                    ------------

NET ASSETS:
  Shares of beneficial interest, par value $.01 per share,
    unlimited number of shares authorized, amount paid in
    on 8,760,898 shares issued and outstanding (Note 1)             $118,429,890

  Accumulated undistributed net investment (loss)                       (629,852)

  Accumulated net realized gain on investments                        15,852,181

  Net unrealized gain on investments (Note 3)                         62,855,350
                                                                    ------------
      Total net assets (equivalent to $22.43 per share based
        on 8,760,898 shares outstanding)                            $196,507,569
                                                                    ============


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                            STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2001
                                  (UNAUDITED)

INVESTMENT INCOME (Note 1):
  Dividend income                                         $3,536
  Interest income                                        937,507
                                                      ----------
    Total investment income                                             $941,043

EXPENSES:
  Advisory fees (Note 4)                              $1,405,847
  Trustees' fees and expenses                             47,491
  Shareholder reporting                                   26,290
  Custodian fees                                          22,550
  Legal fees                                              19,469
  Transfer agent fees                                     13,291
  Accounting and auditing fees                            11,082
  Other                                                   24,875
                                                      ----------
    Total expenses                                                     1,570,895
                                                                    ------------
       Net investment (loss)                                           ($629,852)
                                                                    ------------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
  Net realized gain on investments (Note 1)                          $33,780,625
  Net (decrease) in unrealized gain on
    investments                                                     (145,288,275)
                                                                    ------------
       Net (loss) on investments                                   ($111,507,650)
                                                                    ------------
           Net (decrease) in net assets
           resulting from operations                               ($112,137,502)
                                                                    ============


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                  For the six         For the
                                                  months ended       year ended
                                                 March 31, 2001     September 30,
                                                   (Unaudited)          2000
                                                 --------------     -------------
NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
  Net investment (loss)                              ($629,852)      ($2,425,648)
  Net realized gain on investments                  33,780,625        22,495,993
  Net increase (decrease) in unrealized
   gain on investments                            (145,288,275)      171,484,854
                                                  ------------      ------------
      Net increase (decrease) in net
      assets resulting from operations           ($112,137,502)     $191,555,199
                                                  ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net realized capital gains                      ($23,892,408)     ($22,222,642)
                                                  ------------      ------------

CAPITAL SHARE TRANSACTIONS:
  Value of shares issued in
   reinvestment of distributions                   $14,266,123       $17,375,995
                                                  ------------      ------------
      Net increase (decrease) in
        net assets                               ($121,763,787)     $186,708,552

NET ASSETS:

Beginning of period                                318,271,356       131,562,804
                                                  ------------      ------------

End of period                                     $196,507,569      $318,271,356
                                                  ============      ============


   The accompanying notes are an integral part of these financial statements.

                            H&Q LIFE SCIENCES INVESTORS
              ---------------------------------------------------
                              STATEMENT OF CASH FLOWS
                    FOR THE SIX MONTHS ENDED MARCH 31, 2001
                                   (UNAUDITED)

CASH FLOWS FROM OPERATING
ACTIVITIES:
  Interest received                                                     $975,386
  Dividends received                                                       1,628
  Operating expenses paid                                             (1,891,182)
                                                                    ------------
      Net cash used for operating activities                           ($914,168)
                                                                    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales and maturities of portfolio securities                      $371,129,371
  Purchases of portfolio securities                                 (363,229,611)
                                                                    ------------
      Net cash provided by investing activities                       $7,899,760
                                                                    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash distributions paid, net                                       ($5,878,432)
                                                                    ------------
      Net cash used for financing activities                         ($5,878,432)
                                                                    ------------

NET INCREASE IN CASH                                                  $1,107,160

CASH AT BEGINNING OF PERIOD                                               95,859
                                                                    ------------
CASH AT END OF PERIOD                                                 $1,203,019
                                                                    ============

RECONCILIATION OF NET (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
  Net (decrease) in net assets resulting from operations           ($112,137,502)
  Net realized (gain) on investments                                 (33,780,625)
  Net decrease in unrealized gain on investments                     145,288,275
  Net decrease in interest and dividends receivable                       35,971
  Net (decrease) in accrued advisory fees and accrued
   other expenses                                                        (74,515)
  Net (increase) in prepaid expenses and other assets                   (245,772)
                                                                    ------------

      Net cash used for operating activities                           ($914,168)
                                                                    ============


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                              FINANCIAL HIGHLIGHTS

              (SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                   For the six
                                   months ended                             For the years ended September 30,
                                  March 31, 2001       ---------------------------------------------------------------------------
                                    (Unaudited)          2000             1999             1998             1997             1996
                                      -------          -------          -------          -------          -------          -------
Net asset value per share:
  Beginning of period                 $39.365          $17.804          $13.713          $18.825          $18.445          $15.179
                                      -------          -------          -------          -------          -------          -------

Net investment (loss)                ($0.072)         ($0.300)         ($0.205)         ($0.239)         ($0.072)         ($0.220)

Net realized and unrealized
  gain (loss) on
  investments                        (13.953)           24.756            4.576          (4.133)            2.092            3.486
                                      -------          -------          -------          -------          -------          -------

Total increase (decrease)
  from investment
  operations                        ($14.025)          $24.456           $4.371         ($4.372)           $2.020           $3.266
                                     --------          -------          -------          -------          -------          -------

Long-term capital gains
  distribution to
  shareholders                       ($2.910)         ($2.895)         ($0.280)         ($0.740)         ($1.640)            --
                                      -------          -------          -------          -------          -------          -------

Net asset value per share:
  End of period                       $22.430          $39.365          $17.804          $13.713          $18.825          $18.445
                                      =======          =======          =======          =======          =======          =======

Per share market value:
  End of period                       $17.500          $31.313          $14.125          $10.875          $15.125          $15.000

Total investment return              (35.77%)          155.36%           32.90%         (23.89%)           12.86%           16.50%

Net assets:
  End of period                  $196,507,569     $318,271,356     $131,562,804     $100,030,321     $131,987,733     $123,146,793


RATIOS AND SUPPLEMENTAL DATA:

Ratio of operating expenses
  to average net assets                 1.27% *          1.51%            1.60%            1.62%            1.67%            1.61%

Ratio of net investment (loss)
  to average net assets               (0.51%) *        (1.06%)          (1.30%)          (1.50%)          (1.38%)          (1.25%)

Portfolio turnover rate                 8.26%           12.70%           23.49%           18.21%           18.94%           19.51%

Number of shares
  outstanding at end
  of period                         8,760,898        8,085,152        7,389,487        7,294,722        7,011,362        6,676,420

*Annualized


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                         NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001
                                  (UNAUDITED)


(1) ORGANIZATION

       H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the life sciences industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

       The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.


    INVESTMENT SECURITIES

       Transactions related to the investments of the Fund are recorded on the date the securities are purchased or sold. Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 5, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Temporary cash investments with a maturity of 60 days or less are valued at amortized cost.

       Gains and losses from sales of investments are recorded using the "identified cost" method for both financial reporting and Federal income tax purposes. Investment income and expenses are recorded on the accrual basis.


    FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income tax provision is required.


    DISTRIBUTIONS

       The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.


    DISTRIBUTION POLICY

       The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. The shares will be valued at the lower of net asset value or market price on the pricing date. The Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001
                                  (continued)

    could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

       If a distribution were to be declared in cash, it would then be subject to the Dividend Reinvestment Plan. Under the Dividend Reinvestment Plan, distributions will automatically be paid in additional shares of the Fund, unless State Street Bank is otherwise instructed.

       Shareholders may request to be paid in cash instead of shares by responding to the bank, brokerage or nominee who holds the shares if the shares are in "street name" or by filling out a form received from State Street Bank if the shares are in registered form.

(2) PURCHASES AND SALES OF INVESTMENT SECURITIES

       The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the period from October 1, 2000 through March 31, 2001 totaled $18,751,923 and $42,404,142, respectively.


(3) TAX BASIS OF SECURITIES

       At March 31, 2001, the total cost of securities for Federal income tax purposes was $109,225,278. The aggregate gross unrealized gain on securities in which there was an excess of market value over cost was $85,936,124. The aggregate gross unrealized loss on securities in which there was an excess of cost over market value was $23,280,774. The net unrealized gain on securities held by the Fund was $62,855,350.


(4) ADVISORY AGREEMENT

       The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser. The Adviser is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co.


(5) VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

       The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 23.5% of the Fund's net assets at March 31, 2001.

       The value of the venture capital and other restricted securities is determined in good faith by the Board of Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2001, as determined by the Board of Trustees of the Fund.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                         NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001
                                  (continued)

                                      Acquisition                 Carrying Value
              Security                    Date         Cost          per Unit          Value
----------------------------------    -----------   ----------    --------------    ----------
AbTox
  Series F Cvt. Pfd.                     3/7/97     $1,100,500        $0.010            $5,000

  12% Promissory Note due 2001          2/26/98         43,952
                                        3/11/98         40,000
                                        3/26/98         40,000
                                                    ----------
                                                       123,952         1.000           120,000
ACADIA Pharmaceuticals
  Series E Cvt. Pfd.                     5/2/00      2,000,177         7.500         2,000,003
Advanced Medicine
  Series C Cvt. Pfd.                     2/5/99      1,200,124         9.000         1,270,593
  Series D-1 Cvt. Pfd.                  8/28/00      1,200,006         9.000         1,200,006
Biofield #
  Common                               12/15/00        200,000         0.296           118,400
Biopure ^
  Common Warrants                       5/13/99              0         1.181             6,562
BioTransplant *
  Common Warrants                       8/12/94              0         0.787             2,596
  Common Warrants                      10/31/94              0         0.787            10,631
  Common Warrants                       8/18/95              0         3.163             2,926
Ceres
  Series C Cvt. Pfd.                   12/23/98      1,000,875         6.000         1,500,000
  Series D Cvt. Pfd.                    3/14/01      1,045,200         6.000         1,045,200
  7% Promissory Note due 2001            1/4/01         72,000         1.000            72,000
Codman Group
  Common                                1/26/96      1,352,603
                                        8/24/97        600,154
                                                    ----------
                                                     1,952,757         0.100           333,941
Cubist Pharmaceuticals ##
  Warrants                              9/23/98              0        18.912         2,521,660
CuraGen
  6% Cvt. Debenture due 2007            1/28/00      1,983,000
                                        3/30/00        847,003
                                        6/27/00        309,867
                                        6/28/00        650,633
                                                    ----------
                                                     3,790,503        68.500         2,877,000
CytoLogix
  Series A Cvt. Pfd.                    1/13/98        713,306
                                       11/10/98        600,002
                                        7/21/99        235,000
                                                    ----------
                                                     1,548,308         5.050         1,626,948
  Series B Cvt. Pfd.                    1/11/01        764,670         5.050           764,671
Endocardial Solutions #
  Common                                3/21/01      1,999,998         3.375         2,249,998
EPR
  Series A Cvt. Pfd.                     3/9/94        800,331         1.500           266,667
FitForAll.com
  10% Promissory Note due 2003          2/22/00        300,000
                                         4/3/00         48,214
                                        4/20/00        201,235
                                        5/15/00        305,214
                                        7/27/00        106,444
                                        9/18/00        100,000
                                                    ----------
                                                     1,061,107         0.000               105
Galileo Laboratories
  Series F Cvt. Pfd.                    8/18/00      2,000,000         2.145         2,000,000
InterVentional Technologies
  Series F Cvt. Pfd.                    8/21/92        600,185         2.500           187,500
  Series G Cvt. Pfd.                     3/8/95        350,431         2.500            87,500

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                         NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001
                                  (continued)

                                      Acquisition                 Carrying Value
              Security                    Date         Cost          per Unit          Value
----------------------------------    -----------   ----------    --------------    ----------
KVM Technologies
  Series B Cvt. Pfd.                    2/19/98      1,000,001         4.425         1,000,001
  Adj. Cvt. Promissory Note due 2001    6/21/99        100,625
                                       10/19/99         80,000
                                       12/15/99         20,000
                                        1/20/00         30,000
                                        3/16/00         40,000
                                        4/13/00         60,000
                                        5/24/00         40,000
                                        7/10/00         40,000
                                        7/31/00         60,000
                                       10/11/01         40,000
                                       11/13/01        100,000
                                        1/30/01         90,000
                                                    ----------
                                                       700,625         1.000           700,000
LocalMed
  Series D Cvt. Pfd.                     2/9/96      1,126,970         0.010             2,813
Masimo
  Series D Cvt. Pfd.                    8/14/96        908,700        11.000         1,430,000
Masimo Labs
  Common                                8/14/96          1,300         0.010             1,300
Novacept
  Series D Cvt. Pfd.                    3/27/01      1,999,997         4.750         1,999,997
Novatrix
  Series D Cvt. Pfd.                    5/25/00      1,600,460         0.010             7,111
Orthovita ^
  Common                                3/16/01      2,720,000         5.906         4,016,284
Physician WebLink
  Common                                 2/5/97        800,325         3.920           800,317
  Common Warrants                      10/15/98              0         0.100            10,128
Raven biotechnologies
  Series D Cvt. Pfd.                   12/12/01      2,000,000         1.650         2,000,000
Songbird Hearing
  Series D Cvt. Pfd.                   12/14/01      1,999,999         4.690         1,999,999
Sontra Medical
  Series A Cvt. Pfd.                     9/9/98        800,000         0.270           310,345
  8% Promissory Note due 2002           3/26/01        120,000         1.000           120,000
Therion Biologics
  Common                                6/30/93        251,307
                                        8/20/96            669
                                       10/16/96          2,227
                                                    ----------
                                                       254,203         3.750           551,183
  Sinking Fund Cvt. Pfd                10/17/94        200,630
                                        4/19/95         78,179
                                        7/12/95         78,000
                                       10/17/95         78,000
                                        1/25/96         73,176
                                         4/3/96         73,800
                                                    ----------
                                                       581,785         3.750           108,716
  Series A Cvt. Pfd.                    8/20/96         66,231
                                       10/16/96        220,456
                                                    ----------
                                                       286,687         3.750           115,950
  Units                                 2/24/99         45,959
                                         6/3/99         45,959
                                        6/22/99        508,082
                                                    ----------
                                                       600,000         3.750           600,000

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------

                         NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001
                                  (continued)

                                      Acquisition                 Carrying Value
              Security                    Date         Cost          per Unit          Value
----------------------------------    -----------   ----------    --------------    ----------
TherOx
  Series H Cvt. Pfd.                    9/11/00      1,999,997         4.600         1,999,997
Triad Therapeutics
  Series A Cvt. Pfd.                     6/8/99      1,150,000         2.000         2,300,000
  Series B Cvt. Pfd.                   12/20/00      1,100,000         2.000         1,100,000
Versicor **
  Common                                6/28/99        284,912
                                       10/29/99        276,872
                                                   -----------
                                                       561,784         6.047           718,227
Zyomyx
  Series B Cvt. Pfd.                    2/19/99        800,001         4.000         2,461,540
  Series C Cvt. Pfd.                    2/19/99        800,000         4.000         1,600,000
                                                   -----------                     -----------

                                                   $46,723,958                     $46,223,815
                                                   ===========                     ===========

 * Represents 60% of equivalent current market value.
** Represents 75% of equivalent current market value.
 # Represents 80% of equivalent current market value.
## Represents 85% of equivalent current market value.
 ^ Represents 90% of equivalent current market value.


  These accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                           30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 310-0567

                                    OFFICERS
                            Alan G. Carr, President
                        Kimberley L. Carroll, Treasurer
                           Kerri A. Bisner, Secretary

                                    TRUSTEES
                                  Alan G. Carr
                               Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                Eric Oddleifson
                                Oleg M. Pohotsky
                            Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
               Hambrecht & Quist Capital Management Incorporated

                          CUSTODIAN AND TRANSFER AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads

                     -------------------------------------

         Shareholders with questions regarding share transfers may call

                                 1-800-426-5523

            Interim daily net asset value may be obtained by calling

                                 1-800-451-2597

                            For copies of the Fund's
                          DIVIDEND REINVESTMENT PLAN,
          please contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                           Telephone: 1-800-426-5523

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                      New York Stock Exchange Symbol: HQL
                                  www.hqcm.com

                                    --------

  Out of concern for the environment and in an effort to reduce Fund expenses, this report is printed on recycled paper.


                                                                    HQHLS-SAR-01